Exhibit 99.2
Move date down slightly

Forward-Looking Statement Tronox makes certain forward-looking statements in this presentation that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of our management and on information currently available to our management at the time of such statements. Forward-looking statements include information concerning our possible or assumed future results or otherwise speak to future events and may be preceded by, followed by or otherwise include the words "believes," "will," "expects," "anticipates," "intends," "estimates," "projects," "target," "budget," "goal," "plans," "objective," "outlook," "should," or similar expressions. Any statements regarding possible commerciality, development plans, capacity expansions, future production rates, future cash flows and changes in any of the foregoing are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results or performance may differ materially from those expressed or implied in these forward-looking statements. Many of the factors that will determine these results and values are beyond our ability to control or predict. These factors include adverse changes in general economic conditions or in the markets we serve, changes in our business strategies, availability and pricing of raw materials, demand for consumer products for which our businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets (including changes in currency exchange rates), political or economic conditions in areas where we operate, trade and regulatory matters, the ability to generate cash flows or obtain financing to fund growth and the cost of such financing, and other factors and risks discussed herein, and in our forms 10-K and 10-Q, which are available on Tronox's website at www.tronox.com. Potential investors are cautioned not to put undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Tronox Incorporated Snapshot NYSE Listed: TRX, TRX.B 40 Years Operating Experience Market Capitalization: $620MM Debt: $549MM 2006 Sales Revenue: $1.4 Billion Primary Product: Titanium Dioxide (TiO2) 3rd largest global producer Electrolytic Chemicals Manganese dioxide Sodium chlorate Boron Headquarters: Oklahoma City, Oklahoma Employees Worldwide: 2,100

TiO2 Pigment Quality-of-Life Product, No Effective Substitutes Unsurpassed Opacifying and Whitening Properties Paints & coatings, plastics, paper, consumer products and specialties Semi-specialty, differentiated and frequently customized customized customized customized customized customized customized customized customized 2006 TiO2 Demand By End-Use Market Coatings Plastics Paper & Specialty East 0.6 0.24 0.16 Total Market Size: $10B Paper & Specialty Plastics Coatings 60% 24% 16%

DuPont Millennium Tronox Huntsman Kronos Others East 0.2 0.13 0.12 0.1 0.1 0.35 Global Producer / Strong Leadership Position Highly Concentrated Industry - Top 5 Producers Account for ~65% of Global Production #3 global producer; #2 using higher-growth chloride-process technology Leading Supplier to Global Customers in Multiple Regions of the World Capitalizing on strong growth in Asia-Pacific, particularly China and India Strategically Located Facilities in North America, Europe, Asia-Pacific 2006 Global Market Share Global Industry Sales = 4.9 MM tonnes 20% 13% 12% 10% 10% 35% (15% w/Cristal) (33% ex/Cristal) DuPont Millennium Tronox Kronos Huntsman Others 1,080 670 642 510 550 1,823 Source: TZMI Nameplate TiO2 Capacities Dupont Millennium Tronox Kronos Huntsman Others

TiO2 Capacity Trends CAGR 5% 1% Capacity Growth Rates Source: Company Estimates Chloride Proprietary technology Less labor and energy intensive Less waste 55% of global capacity Sulfate Readily available technology Labor and energy intensive More waste 45% of global capacity CAGR 5% 1% 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Sulfate 1905 1900 1925 1950 1925 1900 1900 1900 1950 2000 2010 2020 2050 2070 2090 2142 Chloride 1432 1550 1625 1700 1900 2100 2200 2300 2400 2500 2600 2750 2850 2900 2945 2948 CAGR 5% 1%

Tronox Stand-Alone Focus Little or No Focus on Cash Volume Oriented Grow Through Acquisition Lack of Capital Discipline Retain Stranded Assets Focus on Cash Market Segmentation Extract More From Existing Assets Capital Discipline Monetize Stranded Assets KM Chemical Tronox

Strategic Focus Move Tronox to Top-Quartile Performance Project Cornerstone Focus on Growth 3% per year Brownfield expansion to service high-growth Asian market Reduce Debt to Cap: Target = 35% - 40% Exploring opportunities to optimize value of Uerdingen plant Land sales Excess free cash flow Evaluate External Opportunities Vertical and horizontal

Project Cornerstone Execution Land Sales & Capital Program Inventory, Receivables & Payables Program * Does not include BMI land formerly contracted to Centex Status Summary Teams on track or ahead of schedule Remain committed to achieving target Realizing benefits 89 119 109 99 129 139 Cash Cost Reductions $MM $0 $15 $30 $45 $60 2006 2007 2008 Savings to Date SG&A Op Costs $MM $0 $20 $40 $60 $80 $100 $120 $140 2006 2007 2008 2009 2010 Savings to Date Capital Add'l Land Sales *

TiO2 Global Demand 4.9 MM Tonnes Americas Europe Asia/Pacific East 0.018 0.027 0.043 World Wide TiO2 Sales 0.029 0.029 0.029 Worldwide Average 2.9% Americas Europe Asia/Pacific East 0.3 0.35 0.35 2006 TiO2 Global Demand 5-Year Forward Growth Rates Source: Company Estimates

TiO2 Consumption Source: Company Estimates and U.S. Government Population Statistics

Location M Tonnes Hamilton 225 Savannah 110 Western Australia 110 Botlek 90 Uerdingen (Sulfate) 107 Global Capacity 642 Global TiO2 Manufacturing Operations Nameplate Capacity (1) (1) Reflects 100% of the production capacity of the Kwinana pigment plant, which is 50% owned by Tronox and 50% by the joint venture partner. Americas Europe Asia-Pacific Huntsman Kronos Others East 0.46 0.3 0.24 0.11 0.11 0.28 2006 Tronox Sales by Geography Source: Company filings and internal estimates Europe Asia-Pacific Americas

Integrated Western Australia Operations Integrated Western Australia Operations Chandala Synthetic Rutile Facility Cooljarloo Mine Kwinana Pigment Facility

European Production Uerdingen, Germany Sulfate Process World-Class Facility New HIF Process Annual Capacity = 107,000 MT Botlek, Netherlands Chloride Process Improved Uptime, Debottlenecking New Capacity Rating = 90,000 MT

Financial Highlights Land Sales Programs Henderson, Nevada 2,200-acre development Tronox 100% owned land ~150 acres LandWell Company participation Tronox U.S. portfolio $250MM Target Over 3-5 Years on Track Cornerstone Target Achieved for 2006 2,200-Acre Development Tronox Net Equity Share 30% Tronox Estimated Net Share > $150 million Closing Parcel Gross Acreage Estimated Date of Closing 1 441 2007 / 2008 2 139 2008 3 537 2008 / 2009 4 1,078 2010

Financial Items Financial Items ($MM) 4Q 2006 FY 2006 2007 Outlook Cash Flow Provided by Operating Activities $49 $112 Interest Expense $13 $50 $48 to $52 Capital Expenditures $18 $90 $81 Effective Tax Rate 23% 48% 36% to 40%

Financial Items Financial Items ($MM) 4Q 2006 FY 2006 2007 Outlook SG&A Expense $29 $119 $125 to $129* *2007 Outlook Includes Employee Cash Incentive Program

Environmental Matters Environmental Items ($MM) FY 2006 2007 Outlook Gross Spend $57 Reimbursements $38* Net Cash Spend $19 $40 to $45 As of 12/31/06: Financial Reserves = $224MM Receivables For Reimbursements = $71MM Excludes anticipated future receivables of $41MM from DOE for West Chicago * Includes $20.5MM from U.S. Navy Settlement

Legacy Sites Financial Summary ($MM) Historical Cash Spend 2001 2002 2003 2004 2005 2006 2007 (1) Additions to the reserves may be required as additional information is obtained that enables Tronox to better estimate its liabilities, including any liabilities at sites now under review. $40-45 Estimate $19 (38) $57 Net Pretax Spend $126 (11) $137 $111 (10) $121 Reimbursements Total Spend (1) $83 (15) $98 ($10) (71) $61 $35 (50) $85

TiO2 Supply / Demand Supply / Demand is Tight 2007 Will be the Lowest Supply to Demand Ratio in Two Decades Capacity Rationalization of 218 MT or 11% of Sulfate Capacity Since 2001 Major Brown / Greenfield Efforts Needed Pre-2009 From 2005 to 2010, Minimum of 200 MT Needed Assuming 95% Capacity Utilization (M Tonnes) Source: Company Estimates TiO2 Supply / Demand

2007 Outlook Global TiO2 Market Regional Pricing Strong fundamentals in Asia-Pacific and Europe Cautiously optimistic for U.S. rebound in demand Match capacity utilization to demand - disciplined market approach Ongoing Project Cornerstone Improvements Demand Growth 2007 vs. 2006 Capacity Utilization Inventory Levels 2.8% - 3.2% 90% - 95% Seasonal Norms